                                                                 Exhibit 10.39
                                                                [CONFORMED COPY]


                                 AMENDMENT NO. 1

               AMENDMENT NO. 1 dated as of August 9, 1996 among:

               (1) CCC - I, INC., a Delaware corporation ("CCC-I"), PULLMAN TV CABLE CO., INC., a Washington corporation ("Pullman") and KOOTENAI CABLE, INC., a Delaware corporation ("Kootenai"; CCC-I, Pullman and Kootenai are, individually, each a "Borrower" and, collectively, the "Borrowers");

               (2) the lenders (the "Lenders") listed on the signature pages hereof under the caption "EXISTING LENDERS";

               (3) the lenders (the "Retiring Lenders") listed on the signature pages hereof under the caption "RETIRING LENDERS"; and

               (4)  CITIBANK, N.A. ("Citibank"), as agent (the
        "Agent") for the Lenders.

               The Borrowers, certain of the Lenders, the Retiring Lenders, the Agent and the Managing Agents are parties to a Credit Agreement dated as of August 4, 1995 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by said Lenders to the Borrowers in an aggregate principal amount not exceeding $525,000,000 at any one time outstanding. The Retiring Lenders wish to resign as "Lenders" under the Credit Agreement and the Borrowers, the Lenders and the Agent wish to amend the Credit Agreement in certain respects. Accordingly, the parties hereto hereby agree as follows:

               Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

               Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

               A. General. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder",

                           CCC - I -- Amendment No. 1


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                                      - 2 -

"hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby. References in the Credit Agreement to "the A Notes" and "the Notes" shall be deemed to include reference to the New Notes under and as defined in Section 4(B) hereof.

               B. Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent such definitions are not presently set forth in said Section 1.01) and amending in their entirety the following definitions (to the extent such definitions are presently set forth in said Section 1.01), as follows:

               "Amendment Effective Date" means the earliest date as of which all of the conditions precedent set forth in
        Section 4 of Amendment No. 1 shall have been satisfied.

               "Amendment No. 1" means Amendment No. 1 hereto dated as of August 9, 1996.

               "Lenders" means the lenders listed on Schedule II hereto under the caption "EXISTING LENDERS" and each Eligible Assignee that shall become a party hereto after the Amendment Effective Date pursuant to
        Section 9.07.

               "Termination Date" means August 31, 1999 or the earlier date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01.

               C. A Advances. Section 2.01 of the Credit Agreement shall be amended by amending the first sentence thereof to read as follows:

               "Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make A Advances to the Borrowers from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Lender's name on Schedule II hereto or, if such Lender has entered into any Assignment and Acceptance after the Amendment Effective Date, set forth for such Lender in the Register maintained by the Agent pursuant to Section 9.07(c), as such amount may be reduced pursuant to Section 2.05 (such Lender's 'Commitment'), provided that the aggregate amount of the Commitments of the

                           CCC - I -- Amendment No. 1


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


                                      - 3 -

        Lenders shall be in each case deemed used from time to time to the extent of the aggregate amount of the B Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be applied to the Lenders ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a 'B Reduction')."

               D. Commitment Fee. Section 2.04(a) of the Credit Agreement shall be amended to read as follows:

               "(a) Commitment Fee. The Borrowers jointly and severally agree to pay to the Agent for the account of each Lender a commitment fee on the average daily unused portion of such Lender's Commitment (determined without giving effect to any B Reduction) from the Amendment Effective Date (or, in the case of each Eligible Assignee that becomes a Lender after the Amendment Effective Date, from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender) until the Termination Date at the rate of (i) 3/8 of 1% per annum during each period in which the applicable Rate Ratio is greater than or equal to 5.0:1, and (ii) 1/4 of 1% per annum during each period in which the applicable Rate Ratio is less than 5.0:1, payable on the last day of each November, February, May and August during the term of such Lender's Commitment, commencing on the first such day after the Amendment Effective Date, and on the Termination Date. Each retroactive change in the Rate Ratio pursuant to Section 2.07(d) shall be given retroactive effect in determining the applicable commitment fee rate pursuant to this Section 2.04(a) for a period of time identical to that given such retroactive change in the Rate Ratio. If any such retroactive change occurs in the commitment fee rate payable for a period for which a Borrower has already paid commitment fees, then any overpayment of commitment fees by such Borrower resulting therefrom shall be credited to future commitment fee or other payment obligations of such Borrower and any underpayment of commitment fees by such Borrower resulting therefrom shall be paid by such Borrower to the Agent for the account of the Lenders upon demand by the Agent."

                           CCC - I -- Amendment No. 1


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                                      - 4 -

               E. Repayment of A Advances. Section 2.06 of the Credit Agreement shall be amended to read as follows:

               "SECTION 2.06. Repayment of A Advances. Each Borrower shall repay the principal amount of each A Advance made to it owing to each Lender on each of the principal installment dates listed below commencing November 30, 1999 and ending August 31, 2004 and the amount to be paid on each such principal repayment installment date shall equal the product obtained by multiplying (x) the unpaid principal amount of such A Advance outstanding on the Termination Date by (y) the percentage set forth below for that principal repayment installment date:


                       Last day of        Last day of        Last day of       Last day of
       Year             February             May              August            November
       ----             --------             ---              ------            --------
       1999               XXX                XXX                XXX              4.000%

       2000              4.000%            4.000%             4.000%             4.500%

       2001              4.500%            4.500%             4.500%             5.250%

       2002              5.250%            5.250%             5.250%             5.750%

       2003              5.750%            5.750%             5.750%             5.500%

       2004              5.500%            5.500%             5.500%              XXX


        provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of such A Advance."

               F. Interest on A Advances. Sections 2.07(a)(i) and (ii) of the Credit Agreement shall be amended to read respectively as follows:

               "(i) Base Rate Advances. During such periods as such A Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus:

                    (A) 5/8 of 1% per annum during each period in which the
               applicable Rate Ratio is greater than or equal to 6.0:1,



                           CCC - I -- Amendment No. 1


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                                      - 5 -

                      (B) 1/2 of 1% per annum during each period in which the
               applicable Rate Ratio is less than 6.0:1 and greater than or equal to 5.5:1,

                      (C) 1/8 of l% per annum during each period in which the
               applicable Rate Ratio is less than 5.5:1 and greater than or equal to 5.0:1, and

                      (D) 0% per annum during each period in which the
               applicable Rate Ratio is less than 5.0:1,

        payable in arrears on the last day of each May, August, November and February during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

               (ii) Eurodollar Rate Advance. During such periods as such A Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such A Advance to the sum of the Eurodollar Rate for such Interest Period for such A Advance plus:

                      (A) 1 and 5/8% per annum during each period in which the
               applicable Rate Ratio is greater than or equal to 6.0:1,

                      (B) 1 and 3/8% per annum during each period in which the
               applicable Rate Ratio is less than 6.0:1 and greater than or equal to 5.5:1,

                      (C) 1 and 1/8% per annum during each period in which the
               applicable Rate Ratio is less than 5.5:1 and greater than or equal to 5.0:1,

                      (D) 7/8 of 1% per annum during each period in which the
               applicable Rate Ratio is less than 5.0:1 and greater than or equal to 4.5:1, and

                      (E) 3/4 of 1% per annum during each period in which the
               applicable Rate Ratio is less than 4.5:1,

        payable in arrears on the last day of such Interest Period and, if such Interest Period is greater than three months, on the last day of each three-month period during such Interest Period."




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                                      - 6 -

               G. Adjusted CD Rate Option. Section 2.07(a) of the Credit Agreement shall be amended by adding the following new paragraph (iv) thereto:

               "(iv) Discontinuation of Adjusted CD Rate Option. Notwithstanding anything herein or in the other Loan Documents to the contrary, after the Amendment Effective Date A Advances bearing interest at rates based upon the Adjusted CD Rate will no longer be available hereunder. In such connection, after the Amendment Effective Date the Borrower shall not
        (1) borrow (or request any A Borrowing of) any Adjusted CD Rate Advances, (2) continue any Adjusted CD Rate Advances outstanding on the Amendment Effective Date for subsequent Interest Periods or (3) Convert any other Type of A Advances into Adjusted CD Rate Advances. Each Adjusted CD Rate Advance outstanding on the Amendment Effective Date shall, subject to the terms and conditions hereof, Convert to another Type of Advance on the last day of the then-current Interest Period therefor."

               H. Mandatory Prepayments. Section 2.10(b) of the Credit Agreement shall be amended by amending paragraph (i) thereof to read as follows:

               "(i) Sales of Assets. Each Borrower shall, on each date on which such Borrower or any of its Subsidiaries receives any Net Cash Proceeds from the sale, lease, transfer or other disposition (each, a "Disposition") of any asset of such Borrower or any such Subsidiary (other than sales of assets in the ordinary course of business and any exchange of assets permitted by Section 5.02(e)(iv)), prepay an aggregate principal amount of the A Advances comprising part of the same A Borrowings equal to such Net Cash Proceeds (or, if less, the aggregate unpaid principal amount of all A Advances), together with accrued interest to the date of such prepayment on the principal amount prepaid and all amounts then owing under Section 9.04(b) in respect of such prepayment. Notwithstanding the foregoing, the Borrowers shall not be required to make a prepayment pursuant to this paragraph (b)(i) with respect to the Net Cash Proceeds from any Disposition (a "Relevant Disposition") if (1) the applicable Rate Ratio is less than or equal to 5.0:1 on the date of receipt of such Net Cash Proceeds, (2) such Borrower advises the Agent at the time the Net Cash Proceeds from such Relevant Disposition are




                           CCC - I -- Amendment No. 1


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                                      - 7 -

        received that it intends to reinvest such Net Cash Proceeds in replacement assets pursuant to a transaction permitted under Section 5.02(f) hereof, (3) such Net Cash Proceeds are in fact committed to be reinvested by such Borrower pursuant to a purchase contract providing for the acquisition of such replacement assets that is executed by such Borrower (or any of its Subsidiaries) and the related seller within 180 days from the date of such Relevant Disposition and (4) the acquisition of such replacement assets occurs within 180 days from the date on which such purchase contract is so executed and delivered. If at any time after the occurrence of a Relevant Disposition and prior to the acquisition of the related replacement assets the 180-day period provided in clause (3) or (4) of the preceding sentence shall elapse without execution of the related purchase contract (in the case of said clause (3)) or the occurrence of the related acquisition (in the case of said clause (4)), then such Borrower shall immediately prepay the A Advances in the amount described in the first sentence of this Section 2.10(b)(i)."

               I. Representations. Section 4.01(e) of the Credit Agreement shall be amended by substituting "May 31, 1995" for each reference therein to "May 31, 1994" and by substituting "February 29, 1996" for each reference therein to "February 28, 1994".

               J. Financial Covenants. Sections 5.01(h), (i) and (j) of the Credit Agreement shall be amended to read as follows:

               "(h)   Ratio of EBIDT to Debt Service for Total Debt/Pro-
        Forma Debt Service Ratio. Maintain, as of the last day of each Fiscal Period, the ratio of

                      (i)    EBIDT for such Fiscal Period, to

                      (ii) the aggregate Debt Service for Total Debt for such Fiscal Period,

        of at least 1.15:1 as of each such day that occurs on or before August 31, 1999 and a Pro-Forma Debt Service Ratio for such Borrower of at least 1.15:1 as of each such day that occurs thereafter.



                           CCC - I -- Amendment No. 1


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                                      - 8 -

               (i) Ratio of Total Debt to EBIDT. Maintain, as of the last day of each Fiscal Period whose last day occurs during any period set out below, the ratio of Total Debt as of such last day to EBIDT for such Fiscal Period of less than the ratio set out below next to such period:

               Period                                    Ratio
               ------                                    -----
             from the date hereof
               through 8/31/97                           6.25:1
             thereafter through 8/31/98                  6.00:1
             thereafter through 8/31/99                  5.50:1
             thereafter through 8/31/00                  5.00:1
             thereafter through 8/31/01                  4.50:1
             thereafter                                  4.00:1

               (j) Ratio of EBIDT to Interest Expense for Total Debt. Maintain, as of the last day of each Fiscal Period, the ratio of

                      (i)  EBIDT for such Fiscal Period, to

                      (ii) the sum of all amounts payable during such Fiscal
               Period by the Borrowers and their Subsidiaries on account of interest and amortization of debt discount and expense, and commitment, letter of credit, agency and other fees with respect to Total Debt, of at least 1.50:1 for each Fiscal Period ending on or before May 31, 1998, at least 1.75:1 for each Fiscal Period ending after May 31, 1998 and on or before May 31, 1999, and at least 2.00:1 for each Fiscal Period ending thereafter."

               K. Debt Covenant. Section 5.02(b) of the Credit Agreement shall be amended by substituting "prior to August 31, 2004" for "prior to August 31, 2003" in clause (B) of paragraph (viii) thereof.

               L. Sales, Etc., of Assets. Section 5.02(e) of the Credit Agreement shall be amended to read as follows:

               "(e)   Sales, Etc. of Assets.  Sell, assign, lease,
        transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, assign, lease, transfer or otherwise dispose of, any of its assets, including (without



                           CCC - I -- Amendment No. 1


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                                      - 9 -

        limitation) substantially all assets constituting the business of a division, branch or other unit operation, except:

                     (i) for sales of assets for cash in the ordinary course of its business,

                    (ii) for disposition of obsolete equipment no longer needed in the conduct of such Borrower's or such Subsidiary's business,

                   (iii) in a transaction authorized by  subsection (d) of this
               Section 5.02 or

                    (iv) for sales of fixed assets for cash or in exchange
               (by way of trade or the like) for like operating assets; provided that: (A) the aggregate Asset EBIDT of all such assets so sold or exchanged by the Borrowers and their Subsidiaries, on a Combined basis, during, and for, the Fiscal Period then most recently ended does not exceed 15% of EBIDT for such Fiscal Period; (B) the sum of the Asset EBIDT Percentages for all such assets so sold or exchanged by the Borrowers and their Subsidiaries, on a Combined basis, during the period of five years ending on the date of the relevant sale or exchange does not exceed 25%; and
               (C) each Borrower shall have given the Agent at least 30 days' prior written notice with a copy to the Agent for delivery to each Lender of each such sale or exchange together with sufficient information with a copy to the Agent for delivery to each Lender to enable the Agent to determine the respective Asset EBIDT of the assets involved in such sale or exchange. For purposes of this paragraph (iv):

                      'Asset EBIDT' means, for any asset for any period, the net income (or loss) attributable to the operation of such asset for such period plus the sum of interest expense, depreciation and amortization expense and provision for income taxes to the extent deducted in computing such net income (or loss).

                      'Asset EBIDT Percentage' means, for any asset sold or
               exchanged, the ratio (expressed as a percentage) of (1) the Asset EBIDT of such asset for the Fiscal Period




                           CCC - I -- Amendment No. 1


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                                     - 10 -

               ending on or most recently ended prior to the sale or exchange of such asset to (2) EBIDT for such Fiscal Period (determined, however, without giving effect to paragraph (ii) of the definition of EBIDT with respect to the assets so sold or exchanged)."

               M. Investments. Section 5.02(f) of the Credit Agreement shall be amended:

               (1)  by substituting "$50,000,000" for "$40,000,000" in
        paragraph (i) thereof; and

               (2)  by amending paragraph (vi) thereof to read as follows:

                    "(vi) advances by the Borrowers to their respective Parent
               Companies in an aggregate amount not to exceed, for any Fiscal Quarter, the excess, if any, of (i) the amount permitted to be dividended by the Borrowers to their respective Parent Companies pursuant to Section 5.02(g)(iii) for such Fiscal Quarter over
               (ii) (A) the aggregate amount of dividends actually distributed by the Borrowers to their respective Parent Companies for such Fiscal Quarter pursuant to such Section 5.02(g)(iii) plus (B) the aggregate amount actually used to redeem the CCC-I Preferred Stock described in Section 3.01(e) for such Fiscal Quarter pursuant to Section 5.02(g)(iv);".

               N. Dividends. Section 5.02(g) of the Credit Agreement shall be amended by adding the following paragraph to the end thereof:

               "Notwithstanding anything in this Section 5.02(g) or in Section 5.02(f) to the contrary, amounts available in any Fiscal Quarter for cash dividends pursuant to Section 5.02(g)(iii)(x) and advances pursuant to Section 5.02(f)(vi) that are not so used in such Fiscal Quarter shall be available (subject to the proviso to Section 5.02(g)(iii)) for such cash dividends and advances until the end of the first Fiscal Quarter of the following Fiscal Year."

               O. Schedule II. The Credit Agreement shall be amended by adding Schedule II hereto as Schedule II thereto.




                           CCC - I -- Amendment No. 1


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                                     - 11 -

               P. Exhibit K. The Credit Agreement shall be amended by amending Exhibit K thereto to read as set forth on Exhibit K hereto.

               Section 3. Representations and Warranties. The Borrowers represent and warrant to the Lenders that:

               (a) the representations and warranties set forth in Section 4.01 of the Credit Agreement (as amended hereby), other than Section 4.01(f) are correct on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated in said
        Section 4.01 (as so amended) to have been made as of a specific date, as of such specific date) and as if each reference in said Section 4.01 to "this Agreement", "the A Notes" and "the Notes" included reference to this Amendment No. 1 and to the New Notes; and

               (b) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

               Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

               A. Execution by All Parties. This Amendment No. 1 shall have been executed and delivered by each of the parties hereto.

               B. Notes and Advances. Each Borrower shall have delivered to the Agent for each of the Lenders a promissory note of such Borrower in substantially the form of Exhibit A-1 to the Credit Agreement, dated the date of the A Notes delivered pursuant to Section 3.01(a) of the Credit Agreement, payable to the order of such Lender in a principal amount equal to its Commitment and otherwise duly completed, and each of such promissory notes (a "New Note") delivered to the Lenders shall constitute an "A Note" under the Credit Agreement as amended hereby. In addition, the Borrowers shall have borrowed from, and each of the Lenders shall have made A Advances to, the Borrowers and (notwithstanding the provisions of Section 2.10(a) of the


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                                     - 12 -

        Credit Agreement requiring that prepayments be made ratably in accordance with the principal amounts of the A Advances held by the Lenders) the Borrowers shall have prepaid A Advances made by the other Lenders and shall have prepaid the A Advances and B Advances made by the Retiring Lenders in such amounts as shall be necessary, together with accrued interest and any amounts payable under Section 9.04(b) of the Credit Agreement, so that after giving effect to such A Advances and prepayments, the A Advances (including, without limitation, the Types and Interest Periods thereof) shall be held by the Lenders pro rata in accordance with the respective amounts of their Commitments.

               C. Documents. The Agent shall have received the following documents, each of which shall be satisfactory to the Agent in form and substance:

                      (1) Corporate Documents. Certified copies of the charter
               and by-laws (or equivalent documents) of each of the Borrowers and their respective Subsidiaries (or, in the alternative, a certification to the effect that none of such documents has been modified since delivery thereof pursuant to the Credit Agreement) and of all corporate authority for the Borrowers (including, without limitation, board of director resolutions and evidence of the incumbency of officers for the Borrowers) with respect to the execution, delivery and performance of this Amendment No. 1 and the Credit Agreement as amended hereby and the loans under the Credit Agreement as amended hereby, the New Notes and each other document to be delivered by the Borrowers from time to time in connection with the Credit Agreement as amended hereby (and the Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from the Borrowers to the contrary).

                      (2) Opinions. A favorable opinion of Leavy Rosensweig &
               Hyman, counsel for the Borrowers, as to such matters as any Lender through the Agent may reasonably request; and a favorable opinion of Milbank, Tweed, Hadley & McCloy, special New York counsel to the Agent.



                           CCC - I -- Amendment No. 1


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                                     - 13 -

                      (3) Other Documents. Such other documents as the Agent or any Lender or special New York counsel to the Agent may reasonably request.

               D. Amendment Fees, Etc. The Borrowers shall have paid to the Agent all fees agreed to be paid by the Borrowers in connection with this Amendment No. 1 and the transactions contemplated hereby.

               E.  Interest; Commitment Fee, Etc. The Borrowers shall have paid:
        (1) all interest and other amounts owing in respect of the Advances owing to the Retiring Lenders, (2) all interest accrued on the A Advances owing to the Existing Lenders and (3) all commitment fee payable under Section 2.04(a) of the Credit Agreement, in each case to the extent accrued to the Amendment Effective Date.

               F. Expenses. The Borrowers shall have paid all accrued fees and expenses of the Agent and CSI (including the accrued fees and disbursements of counsel to the Agent and CSI).

               Section 5. Retiring Lenders. On the Amendment Effective Date, upon the repayment of each Retiring Lender's Advances as provided in Section 4(B) hereof and all other amounts owing to such Retiring Lender as provided in
Section 4(E) hereof, each Retiring Lender shall cease to be a Lender (and if such Retiring Lender is also a Managing Agent, such Retiring Lender shall cease to be a Managing Agent) for all purposes of the Credit Agreement and the other Loan Documents.

               Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.



                           CCC - I -- Amendment No. 1


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


                                     - 14 -

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

                                            BORROWERS
                                            ----------

                                            CCC-I, INC.

                                            By /s/ Scott N. Schneider
                                               ---------------------------------
                                               Name:  Scott N. Schneider
                                               Title: Senior Vice President
                                                        and Treasurer


                                            PULLMAN TV CABLE CO., INC.

                                            By /s/ Scott N. Schneider
                                               ---------------------------------
                                               Name:  Scott N. Schneider
                                               Title: Senior Vice President
                                                        and Treasurer


                                            KOOTENAI CABLE, INC.

                                            By /s/ Scott N. Schneider
                                               ---------------------------------
                                               Name:  Scott N. Schneider
                                               Title: Senior Vice President
                                                        and Treasurer

                                            AGENT
                                            -----

                                            CITIBANK, N.A.,
                                              as Agent

                                            By /s/ Mary E. Thomas
                                               ---------------------------------
                                               Name:  Mary E. Thomas
                                               Title: Attorney-in-Fact



                           CCC - I -- Amendment No. 1


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                                     - 15 -

                                            EXISTING LENDERS
                                            ----------------

                                            CITIBANK, N.A.

                                            By /s/ Mary E. Thomas
                                               ---------------------------------
                                               Name:  Mary E. Thomas
                                               Title: Attorney-in-Fact

                                            BANK OF AMERICA NATIONAL
                                              TRUST & SAVINGS ASSOCIATION

                                            By /s/ Shannon T. Ward
                                               ---------------------------------
                                               Name:  Shannon T. Ward
                                               Title: Vice President

                                            THE CHASE MANHATTAN BANK (formerly
                                              named Chemical Bank)

                                            By /s/ John J. Huber
                                               ---------------------------------
                                               Title: Managing Director

                                            CIBC INC.

                                            By /s/ Susan E. Hanna
                                               ---------------------------------
                                               Name:  Susan E. Hanna
                                               Title: Director

                                            LTCB TRUST COMPANY

                                            By /s/ John J. Sullivan
                                               ---------------------------------
                                               Name:  John J. Sullivan
                                               Title: Executive Vice President

                                            SOCIETE GENERALE

                                            By /s/ Mark Vigil
                                               ---------------------------------
                                               Name:  Mark Vigil
                                               Title: Vice President


                           CCC - I -- Amendment No. 1

                                            THE SUMITOMO BANK, LIMITED -
                                              CHICAGO BRANCH

                                            By /s/ Hiroyuki Iwami
                                               ---------------------------------
                                               Name:  Hiroyuki Iwami
                                               Title: Joint General Manager

                                            THE SUMITOMO BANK, LIMITED -
                                              U.S. COMMERCIAL BANKING
                                              DEPARTMENT (as successor by
                                              assignment from the Daiwa Bank
                                              Limited)

                                            By /s/ Brian M. Smith
                                               ---------------------------------
                                               Name:  Brian M. Smith
                                               Title: Senior Vice President and
                                                        Regional Manager (East)

                                            By /s/ William N. Paty
                                               ---------------------------------
                                               Name:  William N. Paty
                                               Title: Vice President and
                                                        Manager

                                            THE TORONTO-DOMINION BANK

                                            By /s/ Jorge A. Garcia
                                               ---------------------------------
                                               Name:  Jorge A. Garcia
                                               Title: Manager Credit
                                                        Administration

                                            THE FIRST NATIONAL BANK OF BOSTON

                                            By /s/ Mark S. Denomme
                                               ---------------------------------
                                               Name:  Mark S. Denomme
                                               Title: Director

                                            CREDIT LYONNAIS
                                              CAYMAN ISLANDS BRANCH

                                            By /s/ Mark A. Campellone
                                               ---------------------------------
                                               Name:  Mark A. Campellone
                                               Title: Vice President



                           CCC - I -- Amendment No. 1

                                            THE NIPPON CREDIT BANK, LTD.

                                            By /s/ David C. Carrington
                                               ---------------------------------
                                               Name:  David C. Carrington
                                               Title: Vice President and
                                                        Manager

                                            THE BANK OF TOKYO - MITSUBISHI
                                              TRUST COMPANY

                                            By /s/ Augustine Okwu, Jr.
                                               --------------------------------
                                               Name:  Augustine Okwu, Jr.
                                               Title: Vice President

                                            CORESTATES BANK, N.A.

                                            By /s/ Chris Kalmbach
                                               ---------------------------------
                                               Name:  Chris Kalmbach
                                               Title: Vice President

                                            THE DAI-ICHI KANGYO BANK, LTD.,
                                              NEW YORK BRANCH

                                            By /s/ Seiji Imai
                                               ---------------------------------
                                               Name:  Seiji Imai
                                               Title: Vice President

                                            THE SUMITOMO TRUST & BANKING CO.
                                              LTD.

                                            By /s/ Suraj P. Bhatia
                                               ---------------------------------
                                               Name:  Suraj P. Bhatia
                                               Title: Senior Vice President
                                                        Manager, Corporate
                                                        Finance Department

                                            BANK OF HAWAII

                                            By /s/ J. Bryan Scearce
                                               ---------------------------------
                                               Name:  J. Bryan Scearce
                                               Title: Vice President



                           CCC - I -- Amendment No. 1

                                            BANQUE NATIONALE DE PARIS

                                            By /s/ Serge Desrayaud
                                               ---------------------------------
                                               Name:  Serge Desrayaud
                                               Title: Vice President
                                                        Team Leader

                                            By /s/ Pamela Lucash
                                               ---------------------------------
                                               Name:  Pamela Lucash
                                               Title: Assistant Treasurer

                                            THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED

                                            By /s/ Jeffrey Cole
                                               ---------------------------------
                                               Name:  Jeffrey Cole
                                               Title: Senior Vice President

                                            MELLON BANK, N.A.

                                            By /s/ John T. Kranefuss
                                               ---------------------------------
                                               Name:  John T. Kranefuss
                                               Title: Assistant Vice President

                                            NATIONAL BANK OF CANADA

                                            By /s/ Teresa Carrasco
                                               ---------------------------------
                                               Name:  Teresa Carrasco
                                               Title: Vice President

                                            By /s/ Theresa White
                                               ---------------------------------
                                               Name:  Theresa White
                                               Title: Assistant Vice President



                           CCC - I -- Amendment No. 1

                                            RETIRING LENDERS

                                            MEESPIERSON N.V.

                                            By /s/ John O'Connor
                                               ---------------------------------
                                               Name:  John O'Connor
                                               Title: Senior Vice President

                                            FLEET NATIONAL BANK

                                            By /s/ Alexander G. Ivanov
                                               ---------------------------------
                                               Name:  Alexander G. Ivanov
                                               Title: Assistant Vice President



                           CCC - I -- Amendment No. 1

                                                                     SCHEDULE II



EXISTING LENDERS                                 Commitment
----------------                                -----------
Citibank, N.A.                                  $28,000,000

Bank of America National
  Trust & Savings Association                   $38,000,000

The Chase Manhattan Bank                        $23,000,000

CIBC Inc.                                       $38,000,000

LTCB Trust Company                              $38,000,000

Societe Generale                                $38,000,000

The Sumitomo Bank, Limited -
  Chicago Branch                                $28,000,000

The Sumitomo Bank, Limited -
  U.S. Commercial Banking Department            $15,000,000

The Toronto-Dominion Bank                       $25,000,000

The First National Bank of Boston               $15,000,000

Credit Lyonnais
  Cayman Islands Branch                         $33,000,000

The Nippon Credit Bank, Ltd.                    $33,000,000

The Bank of Tokyo -
  Mitsubishi Trust Company                      $40,000,000

Corestates Bank, N.A.                           $15,000,000

The Dai-ichi Kangyo Bank, Ltd.,
  New York Branch                               $15,000,000

The Sumitomo Trust & Banking Co. Ltd.           $15,000,000

Bank of Hawaii                                  $10,000,000

Banque Nationale de Paris                       $25,000,000

The Industrial Bank of Japan, Limited           $15,000,000

Mellon Bank, N.A.                               $23,000,000

National Bank of Canada                         $15,000,000

Total of Commitments:                          $525,000,000

                                                                       EXHIBIT K

                                   CCC-I, INC.
                           PULLMAN TV CABLE CO., INC.
                              KOOTENAI CABLE, INC.

                             COMPLIANCE CERTIFICATE
                        (Pursuant to Section 5.03 of the
                       Credit Agreement referred to below)


                                                          ----------------------
                                                          ("Preparation Date")

To Each of the Lenders and                                For Fiscal Quarter
        Managing Agents parties                             ended ____________*
        to the Credit Agreement                           For Fiscal Year
        referred to below                                   ended ____________*
        and to Citibank, N.A., as
        Agent


               I,            (Insert name)         ,
                 ----------------------------------
          (Insert title)              of CCC-I, Inc., a Delaware
----------------------------------------
corporation ("CCC-I"),            (Insert name)         ,
                      ----------------------------------
          (Insert title)             , of Pullman TV Cable Co.,
-------------------------------------
Inc., a Washington corporation ("Pullman"), and
           (Insert name)         ,           (Insert
---------------------------------  -----------------
title) , of Kootenai Cable, Inc., a Delaware corporation ("Kootenai" and, collectively with CCC-I and Pullman, the "Borrowers"), DO HEREBY CERTIFY, pursuant to Section [5.03(b)] [5.03(d)]** of the Credit Agreement dated as of August 4, 1995, among the Borrowers, Kootenai Cable, Inc., the Lenders parties thereto, Citibank, N.A. as agent for the Lenders, and Bank of America, Chemical Bank, CIBC Inc., LTCB Trust Company, Societe Generale, The Sumitomo Bank, Limited - Chicago Branch and The Toronto-Dominion Bank, as Managing Agents (said Agreement, as it has been or may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement", the terms defined therein being used herein as therein defined), that we are Financial Officers of the Borrowers

----------------------
* Insert only one date, as applicable, depending on whether the report is for one of the first three Fiscal Quarters (5.03(b)) or for the Fiscal Year (5.03(c)).

** Delete as appropriate; ss. 5.03(b) applies where this Certificate is delivered for one of the first three Fiscal Quarters, and ss. 5.03(d) applies where this Certificate is delivered for a Fiscal Year.

and that each of the statements set forth below is true and correct:

               A. Financial Statement Date: This Certificate is prepared as of the Preparation Date first above written and is delivered in respect of the Fiscal Quarter or Fiscal Year ended on the date indicated above (the "Financial Statement Date") immediately below the Preparation Date.

               B. Financial Statements: Enclosed herewith are true and correct copies of the financial statements for the Financial Statement Date which are required under and prepared in accordance with Section [5.03(b)][5.03(d)]* of the Credit Agreement. [Also enclosed herewith is a certificate duly certified by Deloitte Touche, or other independent certified public accountants of recognized standing reasonably acceptable to the Majority Lenders, addressed to the Agent as required under and prepared in accordance with Section 5.03(c) of the Credit Agreement.]**

               C. Subscribers: Enclosed herewith is a true and correct report updating as at the Preparation Date the information regarding Subscribers previously furnished to the Lenders as required under and prepared in accordance with Section 5.03(h) of the Credit Agreement.

               D. Work Sheets: Enclosed herewith are true and correct work sheets detailing the method and setting out the basis and calculations used to determine the ratios referred to in Section F below.

               E. Rate Ratio: Enclosed herewith is a true and correct Rate Ratio Certificate, prepared in accordance with Section 2.07(c) of the Credit Agreement.

               F. Covenants: The Borrowers hereby represent and warrant that as of the Financial Statement Date:

               1.  EBIDT:  EBIDT is $______________________.

               2.  Total Debt:  Total Debt is $______________________.
                   ----------

----------------------
* Delete as appropriate; ss. 5.03(b) applies where this Certificate is delivered for one of the first three Fiscal Quarters, and ss. 5.03(d) applies where this Certificate is delivered for a Fiscal Year.

** Delete as appropriate; a certificate from the auditor is only required if this Certificate is delivered for a Fiscal Year.

               3. Debt Service: The Debt Service for Total Debt for the most recently completed Fiscal Period is $_______________.

               4. Interest Expense: The sum of all amounts payable for the most recently completed Fiscal Period for the Borrowers and their Subsidiaries on account of interest and amortization of debt discount and expense, and commitment, letter of credit, agency and other fees with respect to Total Debt is $___.

               5. Ratio of EBIDT to Debt Service for Total Debt/Pro-Forma Debt Service Ratio: The ratio referred to in Section 5.01(h) of the Credit Agreement is as set out below under the heading "Actual". Such ratio is at least as set out below under the heading "Covenant".


                      Actual                              Covenant
                      ------                              --------
                                                           1.15:1


        The basis of the calculation of the ratio of EBIDT to Debt Service for Total Debt referred to above under the heading "Actual" is as follows:

               (a)  EBIDT for the applicable Fiscal Period
        ($_________________); to

               (b) the aggregate Debt Service for Total Debt during such Fiscal Period ($____________________).

        The basis of the calculation of the Pro-Forma Debt Service Ratio referred to above under the heading "Actual" is as follows:

               (a) EBIDT for the applicable four consecutive Fiscal Quarters just ended ($_______) less the aggregate amount of taxes paid during such four Fiscal Quarters ($________); to

               (b) projected interest expense of all Debt for the succeeding four Fiscal Quarters ($_______) plus the aggregate principal amounts of all Debt required to be paid during such four Fiscal Quarters ($________).

               6. Ratio of Total Debt to EBIDT: The ratio referred to in Section 5.01(i) of the Credit Agreement is as set out below next to the period during which such Financial Statement Date occurs under the heading "Actual". Such ratio is not greater than as is set out below next to the period during which such Financial Statement Date occurs under the heading "Covenant".

               Period                          Actual            Covenant
               ------                          ------            ---------
        From the date hereof
          through 8/31/97                                          6.25:1
        thereafter through 8/31/98                                 6.00:1
        thereafter through 8/31/99                                 5.50:1
        thereafter through 8/31/00                                 5.00:1
        thereafter through 8/31/01                                 4.50:1
        thereafter                                                 4.00:1

        The basis of the calculation of the ratio referred to above under the heading "Actual" is as follows:

               (a) Total Debt as at the last day of the applicable Fiscal Period ($___________); to

               (b)  EBIDT for such Fiscal Period ($___________).

               7. EBIDT to Interest Expense: The ratio referred to in Section 5.01(j) of the Credit Agreement is as set out below next to the period during which such Financial Statement Date occurs under the heading "Actual". Such ratio is at least as set out below under the heading "Covenant".

               Period                            Actual           Covenant
               ------                            ------           --------
               On and before 5/31/98                              1.50:1
               thereafter through 5/31/99                         1.75:1
               thereafter                                         2:00:1

        The basis of the calculation of the ratio referred to above under the heading "Actual" is as follows:

               (a)  EBIDT for the applicable Fiscal Period ($___________);
        to

               (b) the sum of all amounts payable during such Fiscal Period on account of interest and amortization of debt discount and expense, and commitment, letter of credit, agency and other fees with respect to Total Debt.

               8. Liens: The aggregate principal amount of Debt secured by the Liens arising in connection with Capital Leases and purchase money Liens, as referred to in clauses (v) and (vi), respectively, of Section 5.02(a) of the Credit Agreement is as set out below under the heading "Actual". Such amount is not in excess of the maximum amount referred to in such Section 5.02(a) as set out below under the heading "Covenant".

                             Actual                    Covenant
                             ------                    --------

                                                       $10,000,000

               9. Debt: The aggregate principal amount of Debt referred to in clauses (iv), (v)(B), (vi) and (vii) of Section 5.02(b) of the Credit Agreement is as set out below under the heading "Actual". Such amount is not in excess of the maximum amount referred to in the proviso to Section 5.02(b).

                             Actual                    Covenant
                             ------                    --------

                                                       $10,000,000

               10. Lease Obligations: The aggregate amount of lease obligations payable in any period of 12 consecutive calendar months, as referred to in Section 5.02(c) of the Credit Agreement is as set out below under the heading "Actual". Such amount is not in excess of the maximum amount referred to in such Section 5.02(c) as set out below under the heading "Covenant".

                             Actual                    Covenant
                             ------                    --------

                                                       $5,000,000

               11.  Sale of Assets:

               (i) The Asset EBIDT of all fixed assets sold for cash or exchanged (by way of trade or the like) for like operating assets pursuant to Section 5.02(e)(iv) of the Credit Agreement during, and for, the Fiscal Period then most recently ended is as set out below under the heading "Actual". Such amount is not in excess of the maximum amount referred to in such Section 5.02(e)(iv) as set out below under the heading "Covenant".

                             Actual                    Covenant
                             ------                    --------

                                            The Asset EBIDT of all assets so
                                            sold or exchanged by the Borrowers
                                            and their Subsidiaries, on a
                                            Combined basis, during, and for, the
                                            Fiscal Period then most recently
                                            ended shall not exceed 15% of EBIDT
                                            for such Fiscal Period.

        The basis of the calculation of the amount referred to above under the heading "Actual" is as follows:

               (a)  Asset EBIDTs of each asset so sold or exchanged:

               Asset sold or exchanged                           Asset EBIDT
               -----------------------                           -----------
               No. 1 (describe:  _____________)                  $_____________
               No. 2 (describe:  _____________)                  $_____________
               No. 3 (describe:  _____________)                  $_____________

                         [list others sold or exchanged]

               (b) EBIDT for such Fiscal Period ($___________) times 0.15 ($___________).

            (ii) The sum of the Asset EBIDT Percentages for all fixed assets sold for cash or exchanged (by way of trade or the like) for like operating assets pursuant to Section 5.02(e)(iv) of the Credit Agreement during the period of five years ending on the last day of the Fiscal Quarter then most recently ended is as set out below under the heading "Actual". Such amount is not in excess of the maximum amount referred to in such Section 5.02(e)(iv) as set out below under the heading "Covenant".

                             Actual                    Covenant
                             ------                    --------

                                            The sum of the Asset EBIDT
                                            Percentages for all such assets so
                                            sold or exchanged by the Borrowers
                                            and their Subsidiaries, on a
                                            Combined basis, during such five
                                            year period does not exceed 25%.

        The basis of the calculation of the amount referred to above under the heading "Actual" is as follows:

               (a) Asset EBIDT Percentages of each asset so sold or exchanged:

               Asset sold or exchanged               Asset EBIDT Percentage
               -----------------------               ----------------------
               No. 1 (describe:  _____________)             _____________%
               No. 2 (describe:  _____________)             _____________%
               No. 3 (describe:  _____________)             _____________%

                                   [list others sold or exchanged]

               (b)    Sum of Asset EBIDT Percentages (___________%).

               "Asset EBIDT" means, for any asset for any period, the net income (or loss) attributable to the operation of such asset for such period plus the sum of interest expense, depreciation and amortization expense and provision for income taxes to the extent deducted in computing such net income (or loss).

               "Asset EBIDT Percentage" means, for any asset sold or exchanged, the ratio (expressed as a percentage) of (1) the Asset EBIDT of such asset for the Fiscal Period ending on or most recently ended prior to the sale or exchange of such asset to (2) EBIDT for such Fiscal Period (determined, however, without giving effect to paragraph (ii) of the definition of EBIDT with respect to the assets so sold or exchanged).

               12.  Investments in Other Persons:

               (i) The aggregate cost (including cash paid, securities issued and obligations assumed) with respect to the acquisition by any Borrower or any of its Subsidiaries from any Person not an Affiliate of such Borrower or any of its Subsidiaries (other than the ML Media Acquisition or the Rock Acquisition) of (A) all or substantially all of the stock or assets of one or more cable television systems operating under a valid Franchise (or under other authority reasonably acceptable to the Majority Lenders) or (B) capital stock representing at least a majority of the Voting Rights of one or more corporations which owns directly or through one or more other wholly owned corporations all or substantially all of such assets is as set out below under the heading "Actual". Such amount is not in excess of the maximum amount referred to in Section 5.02(f)(i) of the Credit Agreement as set out below under the heading "Covenant".

                             Actual                    Covenant
                             ------                    --------

                                                       $50,000,000

            (ii) The aggregate cost (including cash paid, securities issued and obligations assumed) with respect to the acquisition by the Borrower or their Subsidiaries from any Person not an Affiliate of the Borrowers or their Subsidiaries of capital stock representing less than a majority of the Voting Rights of one or more corporations and capital contributions by the Borrowers or their Subsidiaries to Minority Entities in which such Person has an ownership interest is as set out below under the heading "Actual". Such amount is not in excess of the maximum amount referred to in Section 5.02(f)(ii) of the Credit Agreement as set out below under the heading "Covenant".

                             Actual                    Covenant
                             ------                    --------

                                                       $15,000,000

           (iii) The amount of advances by the Borrowers to their respective Parent Companies is as set out below under the heading "Actual". Such amount is not in excess of the maximum amount referred to in Section 5.02(f)(vi) of the Credit Agreement as set out below under the heading "Covenant".

                             Actual                    Covenant
                             ------                    --------

                                            The excess, if any, of (i) the
                                            amount permitted to be dividended by
                                            the Borrowers to their respective
                                            Parent Companies pursuant to Section
                                            5.02(g)(iii) for such Fiscal Quarter
                                            over (ii) (A) the aggregate amount
                                            of dividends actually distributed
                                            by the Borrowers to their respective
                                            Parent Companies for such Fiscal
                                            Quarter pursuant to such Section
                                            5.02(g)(iii) plus (B) the aggregate
                                            amount actually used to redeem the
                                            CCC-I Preferred Stock described in
                                            Section 3.01(e) for such Fiscal
                                            Quarter pursuant to Section
                                            5.02(g)(iv).

        The basis of the calculation of the amount referred to above under the heading "Actual" is as follows:

               (a) the amount permitted to be dividended by the Borrowers to their respective Parent Companies pursuant to Section 5.02(g)(iii) for the Fiscal Quarter then most recently ended ($_____________) minus

               (b) the sum ($_____________) of (A) the aggregate amount of dividends actually distributed by the Borrowers to their respective Parent Companies for such Fiscal Quarter pursuant to such Section 5.02(g)(iii) ($_____________) plus (B) the aggregate amount actually used to redeem the CCC-I Preferred Stock described in Section 3.01(e) for such Fiscal Quarter pursuant to Section 5.02(g)(iv) ($_____________).

               13.  Dividends, Etc.   The amount of cash dividends paid by
        the Borrowers to their respective Parent Companies is as set out below under the heading "Actual". Such amount is not in excess of the maximum amount referred to in Section 5.02(g)(iii) of the Credit Agreement as set out below under the heading "Covenant".

                      (i) For any Fiscal Quarter of the Borrowers ending on or prior to the Termination Date:

                             Actual                    Covenant
                             ------                    --------

                                                   75% of Excess Cash Flow for
                                                   the Borrowers for the
                                                   preceding Fiscal Quarters in
                                                   the then-current Fiscal Year
                                                   or (if such Fiscal Quarter is
                                                   the first Fiscal Quarter of a
                                                   Fiscal Year) the preceding
                                                   Fiscal Year

                                                   minus
                                                   -----

                                                   aggregate amount used for
                                                   cash dividends, redemptions
                                                   of outstanding CCC-I
                                                   Preferred Stock described in
                                                   Section 3.01(e) ("Initial
                                                   Preferred Stock") and
                                                   advances pursuant to

                                                   Sections 5.02(g)(iii)(x),
                                                   5.02(g)(iv) and 5.02(f)(vi)
                                                   during such preceding Fiscal
                                                   Quarters or Fiscal Year, as
                                                   the case may be.

        The basis of the calculation of the amount available for the Fiscal Quarter then most-recently ended (the "Relevant Fiscal Quarter") referred to above under the heading "Actual" is as follows:

        (1) If the Relevant Fiscal Quarter is the first Fiscal Quarter of then-current Fiscal Year:

                      Excess Cash Flow for the immediately preceding Fiscal Year ($_____________) times 0.75 ($______________)

                      minus
                      -----

                      the sum ($_____________) of (A) cash dividends paid in such Fiscal Year ($_____________), (B) redemptions of outstanding Initial Preferred Stock made in such Fiscal Year and (C) advances made in such Fiscal Year ($_____________):

               $_____________.

        (2) If the Relevant Fiscal Quarter is not the first Fiscal Quarter of the then-current Fiscal Year:

                      Excess Cash Flow for the Fiscal Quarters in the then-current Fiscal Year preceding the Relevant Fiscal Quarter ($_____________) times 0.75: ($_____________)

                      minus
                      -----

                      the sum ($_____________) of (A) cash dividends paid in such preceding Fiscal Quarters ($_____________), (B) redemptions of outstanding Initial Preferred Stock made in such preceding Fiscal Quarters ($_____________) and (C) advances made in such Fiscal Quarters
                      ($_____________):

               $________________.


                      (ii) For any Fiscal Quarter of the Borrowers ending after the Termination Date:

                       Actual                    Covenant
                       ------                    --------

                                            Excess Cash Flow Surplus for the
                                            Borrowers for the preceding Fiscal
                                            Quarters in the then-current Fiscal

                                                   Year or (if such Fiscal
                                                   Quarter is the first Fiscal
                                                   Quarter of a Fiscal Year) the
                                                   preceding Fiscal Year

                                                   minus
                                                   -----

                                                   aggregate amount used for
                                                   cash dividends, redemptions
                                                   of outstanding Initial
                                                   Preferred Stock and advances
                                                   pursuant to Sections
                                                   5.02(g)(iii)(x), 5.02(g)(iv)
                                                   and 5.02(f)(vi) during such
                                                   preceding Fiscal Quarters or
                                                   Fiscal Year, as the case may
                                                   be.

        The basis of the calculation of the amount available for the Fiscal Quarter then most-recently ended (the "Relevant Fiscal Quarter") referred to above under the heading "Actual" is as follows:

        (1) If the Relevant Fiscal Quarter is the first Fiscal Quarter of then-current Fiscal Year:

                      Excess Cash Flow Surplus for the immediately preceding Fiscal Year: $_____________

                      minus

                      the sum ($_____________) of (A) cash dividends paid in such Fiscal Year ($_____________), (B) redemptions of outstanding Initial Preferred Stock made in such Fiscal Year ($_____________) and (C) advances made in such Fiscal Year ($_____________):

               $_____________.

        (2) If the Relevant Fiscal Quarter is not the first Fiscal Quarter of the then-current Fiscal Year:

                      Excess Cash Flow Surplus for the Fiscal Quarters in the then-current Fiscal Year preceding the Relevant Fiscal
                      Quarter:  $_____________

                      minus
                      -----

                      the sum ($_____________) of (A) cash dividends paid in such preceding Fiscal Quarters ($_____________), (B) redemptions of outstanding Initial Preferred Stock made in such preceding Fiscal Quarters ($_____________) and

                    (C) advances made in such Fiscal Quarters
                    ($_____________):

               $________________.

               14. Representations and Warranties: The representations and warranties made by the Borrowers, Century/Holding and Century/Texas contained in
Section 4.01 of the Credit Agreement and in each other Loan Document are true and correct as though made on and as of such Financial Statement Date.

               15. Events of Default: No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

               IN WITNESS WHEREOF, I have signed this Certificate this _______ day of ____________________________, _____.

                                                   CCC-I, INC.


                                                   -----------------------------
                                                   Title:
                                                   (Financial Officer)


                                                   PULLMAN TV CABLE CO., INC.


                                                   -----------------------------
                                                   Title:
                                                   (Financial Officer)

                                                   KOOTENAI CABLE, INC.


                                                   -----------------------------
                                                   Title:
                                                   (Financial Officer)